EXHIBIT 10c3



                       AMENDMENT TO TRUST AGREEMENT


          THIS AMENDMENT, made as of the 1st day of November, 1993, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee") and HEWITT ASSOCIATES, a partnership formed under the laws of Illinois ("Hewitt")


                           W I T N E S S E T H :

          WHEREAS, the Company and the Trustee have entered into a Trust Agreement for the purpose of establishing a trust in order to provide a source of benefits under the terms of the Company's Supplemental
Retirement Plan for the benefit of William J. Alley and Hewitt is designated as Trustee's Contractor thereunder; and

          WHEREAS, the Trust Agreement sets forth the permitted investments of the assets held thereunder and it is desired to change the permitted investments;

          NOW, THEREFORE, in consideration of the premises, the parties agree that the third sentence of Section 5.2 of the Trust Agreement is hereby amended to read as follows:

          "The investment manager shall invest the assets of the Fund solely in The Chase Manhattan Bank Fixed Income Fund to the extent practicable and otherwise in The Chase Manhattan Bank Personal Trust Market Rate Account."

          IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.

                                        AMERICAN BRANDS, INC.

Attest:

Theresa B. Fealey                Steven C. Mendenhall
- -----------------------       By------------------------
Assistant Secretary              Steven C. Mendenhall
                                 Vice President and
                                 Chief Administrative Officer

                              THE CHASE MANHATTAN BANK

Attest:

Mark W. Moore                    William P. Barbeosch
- -----------------------       By------------------------
Assistant Treasurer              William P. Barbeosch
                                 Vice President



                              HEWITT ASSOCIATES

Witness:

Peter E. Ross                    C.L. Connolly, III
- -----------------------       By------------------------

          I hereby consent to the foregoing AMENDMENT.

Witness:



Steven C. Mendenhall             William J. Alley
- -----------------------       By------------------------
                                 William J. Alley

STATE OF CONNECTICUT )
                     :  ss.:  Old Greenwich, CT-November 9, 1993
COUNTY OF FAIRFIELD  )


          Personally appeared Steven C. Mendenhall, Vice President and

Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.


                                               Louis F. Fernous, Jr.
                                        -----------------------------------
                                                   Notary Public




STATE OF NEW YORK  )
                   :  ss.:  New York, NY-November 24, 1993
COUNTY OF NEW YORK )


          Personally appeared William P. Barbeosch, Vice President of THE

CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.


                                                   Kamla Jaipal
                                        -----------------------------------
                                                   Notary Public

STATE OF             )
                     :  ss.:              ,   -November  , 1993
COUNTY OF            )


          Personally appeared                          ,

                         of HEWITT ASSOCIATES, signer and sealer of the

foregoing instrument, and acknowledged the same to be his free act and deed

as such                                and the free act and deed of said

Corporation, before me.



                                        -----------------------------------
                                                   Notary Public




STATE OF CONNECTICUT )
                     :  ss.:  Old Greenwich, CT-November 18, 1993
COUNTY OF FAIRFIELD  )


          Personally appeared William J. Alley, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before

me.


                                               Louis F. Fernous, Jr.
                                        -----------------------------------
                                                   Notary Public

STATE OF ILLINOIS    )
                     :  ss.:  Lincolnshire, IL  -November 19, 1993
COUNTY OF LAKE       )


          Personally appeared C.L. Connolly, III, Partner of HEWITT

ASSOCIATES, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Partner and the free act and deed of said Partnership, before me.


                                                 Barbara L. Stern
                                        -----------------------------------
                                                   Notary Public